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                                    FORM 8-K



                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, DC  20549



                                 CURRENT REPORT



                        Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934



Date of Report (date of earliest event Reported)     May 20, 1998
                                                -------------------------




                             COLUMBIA ENERGY GROUP
                             ---------------------
             (Exact name of registrant as specified in its charter)


          Delaware                              1-1098                   13--1594808
----------------------------------         -----------------         -------------------
(State of other jurisdiction                  (Commission               (IRS Employer
of incorporation)                             File Number)            Identification No.)


          12355 Sunrise Valley Drive, Suite 300, Reston, VA 20191-3420
          ------------------------------------------------------------
                    (Address of principal executive offices)


Registrant's telephone number, including area code (703) 295-0300
                                                  ---------------
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Item 5.          Other Events

                 Information contained in a News Release dated May 20, 1998, is incorporated herein by reference.
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                                   SIGNATURE


                 Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             Columbia Energy Group
                                             ---------------------
                                                     (Registrant)




                                             By     /s/J. W. Grossman
                                               ------------------------------
                                                      Vice President &
                                                      Controller

Date: May 21, 1998